BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

TRENA URBIN

NV

Job:C20161117-1408
November 18, 2016

Special Handling Instructions:
FSC EMAIL SAE 11/18/16

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Stock Split	20160503379-76	11/17/2016 11:06:50 AM	1	$175.00	$175.00
Total					$175.00

Payments

Type	Description	Amount
Credit	4795064196756291404054|	$175.00
Total		$175.00

Credit Balance: $0.00

Job Contents:
File Stamped Copy(s): 1

TRENA URBIN

NV

090303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20160503379-76
Secretary of State	Filing Date and Time: 11/17/2016 11:06 AM
State of Nevada	Entity Number: E0149242008-8

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

ATI Modular Technology Corporation

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

Par Value Shares: 250,000,000; Value: $ 0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

Par Value Shares: 500,000,000; Value: $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

N/A

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

N/A

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature] Chairman of the Board

Signature of Officer Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN CONSENTS OF BOARD OF DIRECTORS IN LIEU OF MEETING

Pursuant to Article IV, Section 2, of the Bylaws of ATI Modular Technology Corp. (the "Company"), the Board of Directors consents to the following actions in lieu of a meeting:

RESOLVED, upon receipt and review of the written consent in lieu of shareholder meeting, the Board of Directors ratifies the amendment of the Company's Articles Incorporation to reflect the change in the Company's fiscal year to December 31.

RESOLVED, upon receipt and review of the written consent in lieu of shareholder meeting, the Board of Directors hereby ratifies the Certificate of Change increasing the authorized shares of common stock of the Company to 500,000,000.

RESOLVED, the Board of Directors further authorizes the Chairman of the Board, Alton Perkins, as the authorized officer of the Company, to sign and file any and all documentation necessary to ratify these consents on behalf of the Company.

RESOLVED, all prior actions of the officer are hereby ratified as being in the best interests of the Company.

Dated: November 10, 2016.

Alton Perkins
Chairman of the Board
Sole Director